UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc. (IFN) Annual Report December 31, 2016 The Palace of Mysore is one of many destinations that has boosted tourism in India, an industry that has created jobs and contributed to improving infrastructure.

Letter to Shareholders

Dear Shareholder,

We present this Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the fiscal year ended December 31, 2016. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

NAV Total Return Performance

For the fiscal year ended December 31, 2016, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 0.5%, assuming reinvestment of dividends and distributions, versus a return of -1.4% for the Fund’s benchmark, the MSCI India Index1. The Fund’s total return for the fiscal year ended December 31, 2016 is based on the reported NAV on each financial reporting period end.

Share Price Total Return Performance & Discount

For the fiscal year ended December 31, 2016, based on market price, the Fund’s total return was 1.2%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 5.9% over the fiscal year from $22.74 on December 31, 2015 to $21.39 on December 31, 2016. The Fund’s share price on December 31, 2016 represented a discount of 11.8% to the NAV per share of $24.24 on that date, compared with a discount of 12.4% to the NAV per share of $25.95 on December 31, 2015.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board of Directors agreed to review the targeted volume-weighted average discount after a two-year period commencing from the completion of the tender offer that expired on April 3, 2014. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016, and agreed to review the targeted volume-weighted average discount after the two-year period. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may, but is not obligated to, consider other actions to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the fiscal year ended December 31, 2016, the Fund repurchased 789,662 shares at a weighted average discount to NAV of 12.7%. During the fiscal year ended December 31, 2015, the Fund repurchased 360,209 shares at a weighted average discount to NAV of 11.98%.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens,

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 76 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

The India Fund, Inc.

Letter to Shareholders (concluded)

you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

For your convenience, included within this report is a reply card with a postage paid envelope. Please take a minute to complete this card if you would like to be added to our enhanced email services from Aberdeen.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit: www.cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeen-asset.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.

Report of the Investment Manager

Market review

Indian equities were volatile over the 12-month period ended December 31, 2016, with the MSCI India Index1 declining 1.4%. Weak commodity prices, expectations of tightening U.S. monetary policy and a precarious Chinese economy eroded investor sentiment early in the reporting period. However, the mood of the market appeared to improve amid the U.S. Federal Reserve’s (Fed’s) renewed cautious stance, signs of stabilization in China and a commodity recovery. Investor risk appetite also increased following a domestic budget that held few surprises, a better-than-expected rainy season and optimism over reforms. Most significantly, India’s Parliament passed the goods and services tax (GST) bill, paving the way for the nationwide integration of a common sales tax. India’s Parliament also enacted the country’s first national bankruptcy law, providing a unified framework for timely debt recovery from insolvent companies. Furthermore, Prime Minister Narendra Modi unexpectedly announced the demonetization2 of existing 500- and 1,000-rupee notes. Demonetization inevitably caused a short-term cash crunch, with long lines of customers forming at banks as Indians rushed to replace now-defunct notes with new ones. All existing 500- and 1,000-rupee notes were no longer legal currency, which eliminated about 86% of the total currency in circulation at the time. The sudden nature of the announcement resulted in confusion and cash shortages for several weeks. The Indian population was further inconvenienced by a daily limit on bank deposits, and people were compelled to declare their income source when doing so.

With companies now reporting their results for the quarter ended December 31, 2016, it is evident that business volumes declined in November 2016 following the demonetization announcement. This was particularly pronounced in cash-based sectors such as cement and consumer goods. The management teams of some of the Fund’s company holdings have told us that consumers changed the way they shopped, by downsizing their average purchases but buying products more frequently.

However, business volumes began to recover from December onwards, although there has been some geographical variation. The northern and eastern regions of the country have taken longer to recover, as they are more rural, and have lower banking density and larger wholesale channels than India’s southern and western regions. For example, Fund holding Jyothy Laboratories saw December volumes bounce back to 75% of normal levels in the south and west, but just 50% in other regions.

In general, the companies that were the quickest and most efficient at adapting to these channel and geographical variations and those that extended credit to their distributors were best equipped to get through the demonetization shock. Those that were able to tap into modern sales technology and e-commerce also fared better.

Longer-term, we believe that demonetization was a laudable effort to fight the “black economy”3 and the proliferation of fake high-value currency notes. It also targeted slush funds ahead of key state elections which began in February 2017. We think that Prime Minister Modi’s deftness in enacting the surprise move in a highly populous and often unwieldy bureaucracy such as India should also be commended. This has provided government incentives for cashless transactions, which we feel fits into Modi’s key missive of moving towards a less cash-based economy.

We believe that the Indian government will see a better tax collection at the end of 2017. The recent budget announcement suggested there may be an increase of more than 20% in tax declarations as a result of the demonetization policy. We think that banks also should benefit from higher deposits, which could serve as an extra source of loan growth and boost the Indian economy.

India’s economic development over the reporting period exceeded forecasts, as India outpaced China with the world’s quickest rate of expansion. The central bank cut its benchmark interest rate to 6.25% in two increments of 25 basis points in April and October 2016 amid easing inflation. Reserve Bank of India (RBI) Governor Raghuram Rajan stepped down, and a six-member Monetary Policy Committee was instituted with his successor, Urjit Patel. Heightened tensions with Pakistan over Kashmir, Trump’s U.S. presidential election victory and the Fed’s increased hawkishness for 2017 also roiled investor sentiment.

Fund performance review

The Fund outperformed its benchmark, the MSCI India Index, 1.9% for the 12-month period ended December 31, 2016, as positive overall asset allocation outweighed negative stock selection.

The Fund’s overweight allocation to the materials sector relative to the benchmark benefited performance, as it was the strongest-performing market segment over the reporting period. At the stock level, the Fund’s holding in Ultratech Cement performed well, as did its holding in Grasim Industries, which was buoyed by robust profits in its cement and viscose staple fiber businesses. However, the lack

[1]

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

[2]	Demonetization comprises the act of stripping a currency unit of its status as legal tender.
[3]	The “black economy” comprises a cash-based system of business transactions that are not reflected in a country’s gross domestic product calculation.

The India Fund, Inc.

Report of the Investment Manager (concluded)

of exposure to several large metals and mining stocks, such as Vedanta, Hindalco, Ultra Petroleum Corp. (UPL) and JSW Steel, weighed on Fund performance, as recovering commodity prices boosted investor sentiment.

Healthcare was among the weakest-performing sectors within the MSCI India Index over the reporting period; however, our stock selection was a key contributor to Fund performance. The Fund’s position in pharmaceutical firm Piramal Enterprises was particularly buoyant on the back of plans to restructure into two separately listed companies in a bid to unlock value. Fund performance also benefited from the exposure to consumer staples, as shares of Godrej Consumer Products continued to outperform due to healthy earnings results. In the financials sector, the Fund’s holding in HDFC Bank performed well due to robust net interest income and profits, buttressed by good loan growth. Asset quality was stable, non-performing loans were manageable, and the bank remains well-capitalized, in our view.

Conversely, the Fund’s lack of exposure to energy stocks, particularly Reliance Industries, weighed on performance for the reporting period. The company’s shares hit a seven-year high in early October 2016, aided by the oil-price recovery and the launch of its non-core Jio telecom venture. Nevertheless, we remain comfortable not holding Reliance Industries stock in the Fund due to our concerns about the unpredictable regulatory backdrop. Elsewhere, the Fund’s position in Container Corporation detracted from Fund performance as the stock lagged those of its peers. The company continued to experience relatively weak earnings over the reporting period, reflecting a subdued trade environment and ongoing tariff pressures from Indian Railways (the stock of which the Fund does not hold). Nonetheless, we believe that Container Corporation still has attractive long-term fundamentals and good infrastructure, both of which may help to see it through cyclical challenges.

Outlook

In our opinion, the 2016 calendar year proved that the desire for change that first propelled Prime Minister Modi to power could, through diligence and perseverance, bear fruit. From the bankruptcy bill to the tax amnesty, from the GST to demonetization, we think that the prime minister has chipped away at the obstacles holding India back and is adding to building blocks that may secure India’s economic future. We agree that, as Modi reiterated in his first New Year’s Eve address to the nation, the long-term benefits of demonetization should far outweigh any short-term pain from the cash crunch, which the government is attempting to alleviate through targeted programs. In our opinion, the momentum from these reforms augurs well for India’s prospects in 2017. In keeping with our long-term investment style, we continue to focus on seeking and holding stock in what we believe are efficiently run companies that are able to tap into the country’s growth potential for decades to come.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.5%	9.7%	10.2%	5.1%
Market Value	1.2%	10.1%	10.2%	3.0%
MSCI India Index	-1.4%	4.7%	6.8%	2.7%

Aberdeen Asset Management Inc. (“AAMI”), the Fund’s administrator, has entered into an agreement with the Fund to limit investor relations services fees. See Note 3 in the Notes to Financial Statements. For the fiscal year ended December 31, 2016, AAMI did not waive any investor relations services fees, because the Fund did not reach the capped amount. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The net expense ratio for the fiscal year ended December 31, 2016 was 1.33%.

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of December 31, 2016. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of December 31, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Top Sectors	As a Percentage of Net Assets
Financials	20.5%
Information Technology	19.3%
Consumer Staples	19.2%
Materials	16.9%
Health Care	13.6%
Consumer Discretionary	7.9%
Industrials	5.1%
Telecommunication Services	2.7%
Energy	0.7%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(6.0)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2016:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.8%
Tata Consultancy Services Ltd.	8.3%
Infosys Ltd.	8.0%
ITC Ltd.	5.9%
UltraTech Cement Ltd.	4.7%
Kotak Mahindra Bank Ltd.	4.4%
Godrej Consumer Products Ltd.	4.3%
Bosch Ltd.	4.1%
Hindustan Unilever Ltd.	4.0%
Ambuja Cements Ltd.	4.0%

The India Fund, Inc.

Portfolio of Investments

As of December 31, 2016

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—105.9%
COMMON STOCKS—105.9%
INDIA—105.3%
499,224	ABB India Ltd. (a)	Electrical Equipment—1.1%	$7,683,567
489,000	ACC Ltd. (a)	Construction Materials—1.4%	9,567,693
2,500,000	Aegis Logistics Ltd. (a)	Oil, Gas & Consumable Fuels—0.7%	4,720,826
9,026,000	Ambuja Cements Ltd. (a)	Construction Materials—4.0%	27,323,849
1,735,880	Asian Paints Ltd. (a)	Chemicals—3.3%	22,756,325
1,480,000	Bharti Airtel Ltd. (a)	Wireless Telecommunication Services—1.0%	6,650,675
2,266,161	Bharti Infratel Ltd. (a)	Diversified Telecommunication Services—1.7%	11,487,360
90,000	Bosch Ltd. (a)	Auto Components—4.1%	28,059,773
1,300,000	Castrol (India) Ltd. (a)	Chemicals—1.1%	7,270,876
1,310,000	Container Corp. of India Ltd. (a)	Road & Rail—3.1%	21,363,483
240,430	Cummins India Ltd. (a)	Machinery—0.4%	2,883,341
478,000	Emami Ltd. (a)	Personal Products—1.0%	6,644,067
194,107	GlaxoSmithKline Pharmaceuticals Ltd.	Pharmaceuticals—1.1%	7,807,752
1,348,240	Godrej Consumer Products Ltd. (a)	Personal Products—4.3%	30,022,431
1,325,230	Grasim Industries Ltd. (a)	Construction Materials—2.4%	16,751,737
1,315,000	HDFC Bank Ltd. (a)	Banks—3.4%	23,251,283
588,000	Hero MotoCorp Ltd. (a)	Automobiles—3.8%	26,226,983
2,250,000	Hindustan Unilever Ltd. (a)	Household Products—4.0%	27,332,103
3,641,000	Housing Development Finance Corp. Ltd. (a)	Thrifts & Mortgage Finance—9.8%	67,461,428
5,270,000	ICICI Bank Ltd. (a)	Banks—2.9%	19,712,008
3,723,000	Infosys Ltd. (a)	Information Technology Services—8.0%	55,280,640
11,485,000	ITC Ltd. (a)	Tobacco—5.9%	40,651,495
1,250,000	Jyothy Laboratories Ltd. (a)	Household Products—0.9%	6,191,132
2,910,000	Kotak Mahindra Bank Ltd. (a)	Banks—4.4%	30,695,711
992,000	Lupin Ltd. (a)	Pharmaceuticals—3.1%	21,628,784
2,030,000	Mphasis Ltd. (a)	Information Technology Services—2.4%	16,778,733
244,300	Nestle India Ltd. (a)	Food Products—3.1%	21,570,808
1,026,264	Piramal Enterprises Ltd. (a)	Pharmaceuticals—3.5%	24,456,647
260,000	Sanofi India Ltd.	Pharmaceuticals—2.4%	16,449,683
2,597,318	Sun Pharmaceutical Industries Ltd. (a)	Pharmaceuticals—3.5%	24,001,953
1,649,379	Tata Consultancy Services Ltd. (a)	Information Technology Services—8.3%	57,399,426
322,758	Thermax Ltd. (a)	Machinery—0.5%	3,518,127
685,000	UltraTech Cement Ltd. (a)	Construction Materials—4.7%	32,720,692
UNITED STATES—0.6%

71,000	Cognizant Technology Solutions Corp. (b)	Information Technology Services—0.6%	3,978,130
	Total Common Stocks		730,299,521
	Total Long-Term Investments—105.9% (cost $409,227,831)		730,299,521

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2016

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
644,506	State Street Institutional U.S. Government Money Market Fund(c)	$644,506
	Total Short-Term Investment—0.1% (cost $644,506)	644,506
	Total Investments—106.0% (cost $409,872,337) (d)	730,944,027

	Liabilities in Excess of Other Assets—(6.0)%	(41,207,772)
	Net Assets—100.0%	$689,736,255

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2016

Assets
Investments, at value (cost $409,227,831)	$730,299,521
Short-term investments, at value (cost $644,506)	644,506
Foreign currency, at value (cost $3,492,737)	3,491,991
Interest and dividends receivable	339
Prepaid expenses	96,676
Total assets	734,533,033

Liabilities
Dividends payable to common shareholders	42,401,541
Deferred foreign capital gains tax	1,386,841
Investment management fees payable (Note 3)	642,796
Administration fees payable (Note 3)	49,609
Investor relations fees payable (Note 3)	46,932
Director fees payable	45,520
Accrued expenses	223,539
Total liabilities	44,796,778

Net Assets	$689,736,255

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$28,457
Paid-in capital in excess of par	367,840,776
Distributions in excess of net investment income	(6,404,146)
Accumulated net realized gain from investments and foreign currency transactions	8,587,065
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	319,684,103
Net Assets	$689,736,255
Net asset value per share based on 28,457,410 shares issued and outstanding	$24.24

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $0)	$10,203,428
10,203,428

Expenses
Investment management fee (Note 3)	7,935,561
Administration fee (Note 3)	643,219
Directors’ fees	423,521
Custodian’s fees and expenses	338,740
Investor relations fees and expenses (Note 3)	207,798
Legal fees and expenses	193,185
Reports to shareholders and proxy solicitation	149,949
Insurance expense	122,660
Independent auditors’ fees and expenses	92,963
PA franchise tax fee	65,606
Transfer agent’s fees and expenses	22,082
Miscellaneous	59,951
Net expenses	10,255,235

Net Investment Loss	(51,807)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	51,368,569
Foreign currency transactions	(464,126)
50,904,443

Net change in unrealized appreciation/(depreciation) on:
Investments (including $4,352,928 change in deferred capital gains tax) (Note 2f)	(53,474,903)
Foreign currency translation	(8,995)
(53,483,898)
Net realized and unrealized (loss) from investments and foreign currency transactions	(2,579,455)
Net Decrease in Net Assets Resulting from Operations	$(2,631,262)

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income/(loss)	$(51,807)	$435,989
Net realized gain from investments and foreign currency transactions	50,904,443	45,672,679
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(53,483,898)	(72,417,737)
Net decrease in net assets resulting from operations	(2,631,262)	(26,309,069)

Distributions to Shareholders from:
Net investment income	(1,062,403)	(4,894,930)
Net realized gains	(47,561,090)	(48,554,755)
Net decrease in net assets from distributions	(48,623,493)	(53,449,685)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (789,662 and 360,209, respectively) (Note 6)	(18,073,096)	(8,730,657)
Change in net assets from capital share transactions	(18,073,096)	(8,730,657)
Change in net assets resulting from operations	(69,327,851)	(88,489,411)

Net Assets:
Beginning of year	759,064,106	847,553,517
End of year (including distributions in excess of net investment income of ($6,404,146) and ($5,378,077), respectively)	$689,736,255	$759,064,106

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2016	2015		2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of year	$25.95	$28.63		$22.92	$23.79	$21.57
Net investment income/(loss)	–	0.01	(b)	0.08	0.10	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.09)	(0.91)		7.40	0.05	4.44
Total from investment operations	(0.09)	(0.90)		7.48	0.15	4.55
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.16)		(0.12)	(0.08)	(0.15)
Net realized gains	(1.67)	(1.66)		(1.74)	(0.87)	(2.22)
Total dividends and distributions to shareholders	(1.71)	(1.82)		(1.86)	(0.95)	(2.37)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–	–		–	(0.21)	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	–	–		0.08	0.04	0.04
Impact due to open market repurchase policy (Note 6)	0.09	0.04		0.01	0.10	–
Total capital share transactions	0.09	0.04		0.09	(0.07)	0.04
Net asset value, end of year	$24.24	$25.95		$28.63	$22.92	$23.79
Market value, end of year	$21.39	$22.74		$25.81	$20.00	$20.91

Total Investment Return Based on(c):
Market value	1.20%	(4.42%	)	37.83%	0.16%	21.70%
Net asset value	0.50%	(1.67%	)(d)	33.41% (d)	0.89%	22.22%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$689,736	$759,064		$847,554	$800,673	$877,076
Average net assets (000 omitted)	$770,618	$862,993		$837,505	$874,054	$940,120
Net expenses, after income tax reversal, after reimbursement and waiver(e)	1.33%	1.32%		1.47%	1.17%	1.16%
Net expenses, before income tax reversal, prior to reimbursement and waiver(e)	1.33%	1.32%		1.74%	1.43%	1.41%
Net investment income/(loss)	(0.01% )	0.05%	(b)	0.29%	0.41%	0.49%
Portfolio turnover	12.25%	5.74%		3.28%	3.32%	36.36%

(a)	Based on average shares outstanding.
(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and -0.04%, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(e)	Prior to 2016, ratio inclusive of foreign tax expense.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements

December 31, 2016

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above.

Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Information Technology Services	$3,978,130	$129,458,799	$–	$133,436,929
Pharmaceuticals	24,257,435	70,087,384	–	94,344,819
Other	–	502,517,773	–	502,517,773
Short-Term Investment	644,506	–	–	644,506
Total	$28,880,071	$702,063,956	$–	$730,944,027

Amounts listed as “-” are $0 or round to $0.

The Fund held no Level 3 securities at December 31, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended December 31, 2016, the security issued by Sanofi India Ltd. in the amount of $16,449,683 transferred from Level 2 to Level 1 because no valuation factor was applied at December 31, 2016. During the fiscal year ended December 31, 2016, the security issued by Piramal Enterprises Ltd. in the amount of $24,456,647 transferred from Level 1 to Level 2 because a valuation factor was applied at December 31, 2016. For the fiscal year ended December 31, 2016, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the ”Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended December 31, 2016, AAMAL earned a gross management fee of $7,935,561.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended December 31, 2016, the Fund paid a total of $616,494 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the fiscal year ended December 31, 2016, fees and expenses for the Mauritius Administrator amounted to $26,725.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2016, the Fund incurred investor relations fees of approximately $202,021. For the fiscal year ended December 31, 2016, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2016, were $94,561,832 and $160,627,864, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. During the fiscal year ended December 31, 2016, the Fund repurchased 789,662 shares under its targeted discount policy (See Note 7). As of December 31, 2016, there were 28,457,410 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board agreed to review the targeted discount percentage after a two-year period commencing from the completion of the tender offer that expired on April 3, 2014. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016, and agreed to review the targeted volume-weighted average discount after the two-year period. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may potentially consider, although it is not obligated to, other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

Under the open market repurchase policy, the Fund repurchased 789,662 shares for $18,073,096 during the fiscal year ended December 31, 2016 and 360,209 shares for $8,730,657 during the fiscal year ended December 31, 2015.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2016

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$416,748,228	$327,174,088	$(12,978,289)	$314,195,799

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary Income	$1,062,403	$4,894,930
Net long-term capital gains	47,561,090	48,554,755
Total tax character of distributions	$48,623,493	$53,449,685

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	9,352,644
Total undistributed earnings	$9,352,644
Qualified late-year loss deferrals	(293,834	)*
Unrealized appreciation/(depreciation)	312,808,212	**
Total accumulated earnings/(losses) – net	$321,867,022

*	For the year ended December 31, 2016, the Fund deferred qualified late year losses of $(293,834). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.
**	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales and passive foreign investment companies.

The India Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2016

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, net operating losses and distribution redesignations. These reclassifications have no effect on net assets or net asset values per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains from Investments and Foreign Currency Transactions	Paid in Capital in Excess of Par
$88,141	$133,958	$(222,099)

10. Foreign Income Tax

Prior to April 1, 2015, the Fund conducted its investment activities in India as a tax resident of Mauritius to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or the “treaty”). To obtain benefits under the tax treaty, the Fund was required to meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund, in any year that it had taxable income for Mauritius tax purposes, paid tax on its net income for Mauritius tax purposes at a rate of 15%, but was able to offset 80% of this rate through a foreign tax credit.

Following an extensive due diligence process and cost benefit analysis undertaken in coordination with the Fund’s Investment Manager, tax advisors and legal counsels in the U.S., India and Mauritius, the Board determined to transition the branch operations from Mauritius and conduct operations directly from the U.S. This transition was effected as of end of day on March 31, 2015. As a result, the Fund no longer receives the benefits under the tax treaty. In making this decision, the Board considered that any future benefits obtained by the Fund under its current structure would be limited in light of the long-term buy and hold investment strategy of the Investment Manager and would not support the continued costs of operating the Mauritius branch. The Fund will continue to use the Mauritius Administrator until the Mauritius deregistration process is complete.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2016.

The India Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 27, 2017

The India Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The India Fund, Inc. during the fiscal year ended December 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid	Gross Ordinary Dividend	Qualified Dividends(1)	Foreign Source Income
9/28/2016	0.215600	0.178700	–	0.036900	–	0.036900	0.036900	0.036841
1/11/2017	1.490000	1.490000	–	–	–	–	–	–

(1)	The Fund hereby designates the amount indicated above or the maximum amount of qualified dividends allowable by law.

The India Fund, Inc.

Supplemental Information (unaudited)

Board of Director’s Approval of Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of The India Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Asset Management Asia Limited (the “Adviser”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting (the “Contract Renewal Meeting”) held in person on October 28, 2016, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund and one other closed-end fund in the same complex under the Board’s supervision (the “Other Aberdeen Fund”), certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed the Fund and the Other Aberdeen Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the

Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund and the Other Aberdeen Fund.

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been of high quality.

Fund Performance

The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of two funds, including the Fund, for each of the 1-, 3-, 5-, and 10-year periods ended June 30, 2016. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The India Fund, Inc.

Supplemental Information (unaudited) (continued)

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2016 was ranked first among the funds in the Performance Peer Group for that period and for each of the 3-, 5-, and 10-year periods ended June 30, 2016 was ranked second among the funds in the Performance Peer Group for that period (in these rankings, first is best). The Fund’s performance since the Aberdeen Assumption Date reflects, in part, the impact of cash held by the Fund during orderly repositioning of the Fund’s portfolio following the Aberdeen Assumption Date to reflect the Adviser’s investment strategies and philosophy. The Board noted that the small number of funds in the Performance Peer Group—two, including the Fund—made meaningful performance comparisons difficult. In addition, the Adviser noted that the one other fund in the Performance Peer Group has a similar investment objective but varies in investment policy. The Board noted further that the impact of the Fund’s former interval structure, which was ended April 4, 2014, constrained the ability of the Adviser to carry out the Fund’s investment program. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund outperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016. The Board considered that the Fund’s performance record for the 5- and 10-year periods was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for an additional period of one year.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, one other closed-end India equity fund, three closed-end Pacific/Asia ex-Japan equity funds, one diversified Pacific/Asia fund, six closed-end China region funds, and five miscellaneous regional funds, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from $37 million to $919 million. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked eleventh of the seventeen funds in the Expense Group (in these rankings, first is best) and was worse (i.e., higher) than the Expense Group median for that expense component, and that the Fund’s net management fee (i.e., giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers of the other Expense Group funds) ranked eleventh of the seventeen funds in the Expense Group and was worse than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked seventh among the seventeen funds in the Expense Group and was better (i.e., lower) than the Expense Group median. The Board noted the small number and varying types and sizes of funds and the inclusion of leveraged and non-leveraged funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent, and overall quality of the investment advisory and other services provided to the Fund under the Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year and since the Aberdeen Assumption Date. In addition, the Board received the

The India Fund, Inc.

Supplemental Information (unaudited) (continued)

Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund remained at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services, notwithstanding expiration of the Expense Limitation Agreement.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s interval structure until it ended operated to reduce Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the best interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing the Board’s responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan

Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

as of December 31, 2016

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2018 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at the Fletcher School of Law & Diplomacy, Tufts University, since 1986. He was also a Visiting Professor of Law at Harvard Law School from January 2014 through July 2014, and has served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Chairman of The Asia Tigers Fund, Inc.

J. Marc Hardy c/o Cim Fund Services Ltd, 33, Edith Cavell Street, Port Louis, Mauritius Year of Birth: 1954	Director, Audit Committee and Nominating Committee Member	Since 2002; Current term ends at the 2019 Annual Meeting	Mr. Hardy is a qualified stockbroker and has been providing investment advice to pension and investment funds for many years through Axys Capital Management. Since October 2010, he is the investment manager of NMHGSF, a large pension fund, and acts as Treasurer to a large group where he uses extensively derivatives products to manage foreign exchange risk and improve profitability. Mr. Hardy has served as a member of the Board Investment Committee of Mauritius Union Group since January 2012, and is a member of several investment committees for highly reputable institutions.	2	Director of The Asia Tigers Fund, Inc., MDA Properties Ltd of the ENL Group and Independent Director of CAM-GTF Limited and CAM-GTI Limited

Stephane R.F. Henry c/o Cim Fund Services Ltd, 33, Edith Cavell Street, Port Louis, Mauritius Year of Birth: 1967	Director, Audit Committee and Nominating Committee Member	Since 2004 Current term ends at the 2017 Annual Meeting	Mr. Henry has been the Chief Executive Officer of Investment Professionals Ltd. (investment management) since 2005 and a Director of Ipro Growth Fund Ltd since 2011. He is also a Director of several other funds registered in Mauritius.	1	Director of Ipro Growth Fund Ltd, Ipro Funds Ltd and Arisaig Partners (Mauritius) Ltd.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2017 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of The Asia Tigers Fund, Inc. and 27 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2017 Annual Meeting	Mr. Rubio has been the Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 48 books.	2	Director of The Asia Tigers Fund, Inc. and one registered investment company advised by Advantage Advisers L.L.C. or its affiliates; Director of Coca Cola Femsa.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address, and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2019 Annual Meeting	Ms. Maasbach is the President of the Museum of Chinese in America. Prior to this position she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations.	2	Director of The Asia Tigers Fund, Inc.

Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2018 Annual Meeting	Ms. Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Nisha is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	2	Director of The Asia Tigers Fund, Inc.

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2018 Annual Meeting	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991 – 2014), Aberdeen Asset Management Asia Limited; and Director (2000 – 2014), Aberdeen Asset Management Limited. Director (1995 – 2014), Aberdeen Asset Management Inc.	28	Trustee of Aberdeen Funds; Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Asia Tigers Fund, Inc., and Aberdeen Asia-Pacific Income Investment Company Limited

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Director	Since 2012; Current term ends at the 2019 Annual Meeting	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	Director of Aberdeen Australia Equity Fund, Inc., and Aberdeen Asia-Pacific Income Investment Company Limited

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds (consisting of 18 portfolios) and Aberdeen Investment Funds (consisting of 4 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert and Mr. Young are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product US, overseeing Product Management, Product Development, and Investor Services for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is a Director and Vice President of AAMI and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President	Since 2011	Currently, Director, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America / Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Administration – U.S. for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for AAMI. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	CEO – Americas for Aberdeen Asset Management Inc. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen in 2014 from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for AAMI (since October 2006).

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Opportunities for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she became Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

*	As of December 2016, Messrs. Goodson, Cotton, Lim, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, and Ferrari, hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds (consisting of 18 portfolios) and Aberdeen Investment Funds, (consisting of 4 portfolios) each of which may also be deemed to be a part of the same “Fund Complex.”

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Item 2 - Code of Ethics.

As of December 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

As of December 31, 2016, the Registrant’s Board of Directors had determined that Mr. J. Marc Hardy and Ms. Nisha Kumar, members of the Board of Directors’ Audit Committee, possess the attributes, and have acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Hardy and Ms. Kumar as the Audit Committee’s financial experts. Each of Mr. Hardy and Ms. Kumar is considered to be an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) Tax Fees(1)	(d) All Other Fees
December 31, 2016	$55,000	$0	$24,950	$15,520(2)
December 31, 2015	$104,500	$0	$45,745	$75,000(2)

(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.
(2)	Services incurred in connection with the transition of branch operations from Mauritius and conduct operations directly from the U.S. This transition was effected as of end of day on March 31, 2015.

(e)(1)

The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Registrant’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Registrant. The Committee shall also evaluate the qualifications, performance and independence of the Registrant’s independent auditors, including whether the auditors provide any consulting services to the Investment Manager or its affiliated companies, and receive the auditors’ specific representations as to their independence. The Charter also provides that the Committee shall, to the extent required by applicable law, pre-approve: (i) all audit and permissible non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. Pursuant to the Committee’s Pre-Approval Policies, as amended on May 12, 2015, individual tax or audit-related services that fall within certain enumerated categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the independent auditor’s independence, by the Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended, to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $40,070 for 2016 and $122,245 for 2015.

(h)

The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

  For the fiscal year ended December 31, 2016, the Audit Committee members were:

  Leslie H. Gelb

  J. Marc Hardy

  Stephane R.F. Henry

  Nisha Kumar

  Nancy Yao Maasbach

  Luis F. Rubio

  Jeswald W. Salacuse

(b)	Not applicable

Item 6 - Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.
Adrian Lim Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager of Asian Equities. Mr. Lim joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.
Kristy Fong Senior Investment Manager Asia Equities	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.
James Thom Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager on the Asian Equities Team. He joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm.
Flavia Cheong Head of Equities - Asia Pacific ex Japan	Responsible for company research and oversight of portfolio construction.	Currently the Head of Asia Pacific ex Japan Equity on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of December 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	22	$10,344.39	0	$0
	Pooled Investment Vehicles	84	$36,503.81	2	$382.77
	Other Accounts	127	$30,680.17	16	$5,246.83
Adrian Lim	Registered Investment Companies	22	$10,344.39	0	$0
	Pooled Investment Vehicles	84	$36,503.81	1	$382.77
	Other Accounts	127	$30,680.17	16	$5,246.83

Kristy Fong	Registered Investment Companies	22	$10,344.39	0	$0
	Pooled Investment Vehicles	84	$36,503.81	1	$382.77
	Other Accounts	127	$30,680.17	16	$5,246.83

James Thom	Registered Investment Companies	22	$10,344.39	0	$0
	Pooled Investment Vehicles	84	$36,503.81	1	$382.77
	Other Accounts	127	$30,680.17	16	$5,246.83

Flavia Cheong	Registered Investment Companies	22	$10,344.39	0	$0
	Pooled Investment Vehicles	84	$36,503.81	1	$382.77
	Other Accounts	127	$30,680.17	16	$5,246.83

Total Assets are as of December 31, 2016 and have been translated into U.S. Dollars at a rate of £1.00 = $1.24.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2016
Hugh Young	$10,001-$50,000
Adrian Lim	None
Kristy Fong	None
James Thom	None
Flavia Cheong	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2016 through January 31, 2016	100,000	$20.97	100,000	2,026,711
February 1, 2016 through February 29, 2016	25,000	$20.16	25,000	2,001,711
March 1, 2016 through March 31, 2016	20,693	$22.41	20,693	1,981,018
April 1, 2016 through April 30, 2016	77,421	$22.91	77,421	1,903,597
May 1, 2016 through May 31, 2016	102,545	$22.83	102,545	1,801,052
June 1, 2016 through June 30, 2016	32,934	$24.14	32,934	1,768,118
July 1, 2016 through July 31, 2016	None	None	None	1,768,118
August 1, 2016 through August 31, 2016	29,700	$25.18	29,700	1,738,418
September 1, 2016 through September 30, 2016	None	None	None	1,738,418
October 1, 2016 through October 31, 2016	44,082	$24.69	44,082	1,694,336
November 1, 2016 through November 30, 2016	219,232	$23.42	219,232	1,475,104
December 1, 2016 through December 31, 2016	138,055	$22.56	138,055	1,337,049
Total	789,662	$22.87	789,662	--

(1)	The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Registrant’s Proxy Voting Policies

(d)	Investment Manager’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                  The India Fund, Inc.

By (Signature and Title):              /s/ Alan Goodson

                                                     Alan Goodson, Principal Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):              /s/ Alan Goodson

                                                     Alan Goodson, Principal Executive Officer

Date: March 10, 2017

By (Signature and Title):              /s/ Andrea Melia

                                                     Andrea Melia, Principal Financial Officer

Date: March 10, 2017